UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a‑12

WESTERN ASSET MORTGAGE CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11

LEADING INDEPENDENT PROXY ADVISORY FIRM ISS RECOMMENDS WESTERN ASSET MORTGAGE CAPITAL CORPORATION STOCKHOLDERS VOTE “FOR” THE PROPOSED MERGER WITH AG MORTGAGE INVESTMENT TRUST

Western Asset Mortgage Capital Corporation Encourages Stockholders to Vote “FOR” the Merger

PASADENA, California, October 27, 2023 – Western Asset Mortgage Capital Corporation (the “Company,” “we,” or “WMC”) (NYSE: WMC) announced today that leading proxy advisory firm Institutional Shareholder Services Inc. (“ISS”) recommends that stockholders vote “FOR” the proposed merger with AG Mortgage Investment Trust, Inc. (“MITT”), in which each outstanding share of WMC common stock will be converted into the right to receive (i) 1.498 shares of MITT common stock and (ii) the per share portion of a cash payment equal to the lesser of $7,000,000 or approximately 9.9% of the aggregate per share merger consideration. Any difference between $7,000,000 and such smaller amount will be used to benefit the combined company post-closing by offsetting reimbursable expenses that would otherwise be payable to AG REIT Management, LLC, which would be the manager of the combined company.

In its October 26, 2023 report, ISS notes, among other things:1

•“The sales process was thorough, highlighted by a public announcement of a strategic review and a multi-step auction process.”
•“The strategic rationale is sound, and the mixed form of consideration provides liquidity and certainty of value and the ability to participate in the upside potential of the combined company.”
•“The combined company will have enhanced scale relative to WMC on a standalone basis, with increased cash resources, enhanced trading liquidity, and greater portfolio diversification. Further, both companies have expressed they have similarly aligned investment strategies focused on securitizing residential mortgage loans. Lastly, the merger will reset the current WMC management fee, resulting in material annual expense savings of approximately $5 million to $7 million exclusive of MITT's manager waiving $2.4 million in fees in the first year following the transaction close.”

Bonnie Wongtrakool, Chief Executive Officer and Director of WMC, said, “We are pleased that ISS recognizes the financial benefits of the proposed merger and supports our Board of Directors’ recommendation that stockholders vote “FOR” the merger. We encourage all stockholders of WMC to follow the recommendations of ISS and the Board of Directors by voting “FOR” the merger.”

As previously announced, a special meeting of stockholders of WMC (the “Special Meeting”) will be held on November 7, 2023, at 9:00 a.m., Pacific Time, in virtual-only meeting format, to consider and vote upon the proposed merger, among other proposals.

If WMC stockholders have any questions or need assistance in voting their shares, they should contact WMC’s proxy solicitor, Morrow Sodali, LLC, by calling +1 (800) 662-5200 (toll-free from the U.S.) or +1 (203) 658-9400 (from foreign countries).

If approved at the Special Meeting, the merger is expected to close within two business days thereafter, subject to the satisfaction of the remaining customary closing conditions set forth in the merger agreement and discussed in the definitive joint proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) by WMC and MITT on September 29, 2023 and mailed to stockholders on or about October 3, 2023.

1 Permission to use quotations was neither sought nor obtained.

Following consummation of the merger, the separate corporate existence of WMC will cease and WMC’s shares of common stock will cease to be listed on the New York Stock Exchange.

ABOUT WMC

WMC is a real estate investment trust that invests in, finances, and manages a diverse portfolio of assets consisting of Residential Whole Loans, Non-Agency RMBS, and to a lesser extent GSE Risk Transfer Securities, Commercial Loans, Non-Agency CMBS, Agency RMBS, Agency CMBS, and ABS. WMC is externally managed and advised by Western Asset Management Company, LLC, an investment advisor registered with the Securities and Exchange Commission and a wholly-owned subsidiary of Franklin Resources, Inc.

Important Additional Information and Where to Find It

In connection with the proposed Merger, MITT has filed with the SEC a registration statement on Form S-4 (File No. 333-274319) (the “Registration Statement”), which was declared effective by the SEC on September 29, 2023. The Registration Statement includes a prospectus of MITT and a joint proxy statement of WMC and MITT (the “joint proxy statement/prospectus”). The joint proxy statement/prospectus contains important information about WMC, MITT the proposed Merger and related matters. WMC and MITT may file with the SEC other documents regarding the Merger. The definitive joint proxy statement/prospectus has been sent to the stockholders of WMC and MITT, and contains important information about WMC, MITT the proposed Merger and related matters. This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer statement, prospectus or other document WMC or MITT has filed or may file with the SEC in connection with the proposed Merger and related matters. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS THAT ARE FILED OR MAY BE FILED BY WMC AND MITT WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT WMC, MITT AND THE PROPOSED MERGER. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by WMC with the SEC are also available free of charge on WMC’s website at www.westernassetmcc.com. Copies of the documents filed by MITT with the SEC are also available free of charge on MITT’s website at www.agmit.com.

Participants in the Solicitation Relating to the Merger

WMC, MITT and certain of their respective directors and executive officers and certain other affiliates of WMC and MITT may be deemed to be participants in the solicitation of proxies from the common stockholders of WMC and MITT in respect of the proposed Merger. Information regarding WMC and its directors and executive officers and their ownership of common stock of WMC can be found in WMC’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 13, 2023, and in its definitive proxy statement relating to its 2023 annual meeting of stockholders, filed with the SEC on May 2, 2023. Information regarding MITT and its directors and executive officers and their ownership of common stock of MITT can be found in MITT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023, and in its definitive proxy statement relating to its 2023 annual meeting of stockholders, filed with the SEC on March 22, 2023. Additional information regarding the interests of such participants in the Merger is included in the joint proxy statement/prospectus and other relevant documents relating to the proposed Merger filed with the SEC. These documents are available free of charge on the SEC’s website and from WMC or MITT, as applicable, using the sources indicated above.

No Offer or Solicitation

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended (the “Securities Act”). This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements

This document contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. WMC and MITT intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding WMC and MITT include, but are not limited to, statements related to the proposed Merger, including the anticipated timing, benefits and financial and operational impact thereof; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: WMC’s and MITT’s ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval from WMC’s and MITT’s respective stockholders and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of WMC and MITT management from ongoing business operations; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that WMC’s and MITT’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; and effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of WMC’s and MITT’s common stock. Additional risks and uncertainties related to WMC’s and MITT’s business are included under the headings “Forward-Looking Statements” and “Risk Factors” in WMC’s and MITT’s Annual Report on Form 10-K for the year ended December 31, 2022, WMC’s and MITT’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, the joint proxy statement/prospectus and in other reports and documents filed by either company with the SEC from time to time. Moreover, other risks and uncertainties of which WMC or MITT are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by WMC or MITT on their respective websites or otherwise. Neither WMC nor MITT undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

Contacts

Investors
Western Asset Mortgage Capital Corporation
Larry Clark
Financial Profiles, Inc.
(310) 622-8223
lclark@finprofiles.com

Media

Western Asset Mortgage Capital Corporation
Tricia Ross
Financial Profiles, Inc.
(310) 622-8226
tross@finprofiles.com
5